Exhibit 10.43

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

                                     October 27, 2015

Guild Mortgage Company, LLC

Guild Mortgage Company

5898 Copley Drive, 5th Floor

San Diego, CA 92111

Attention: Terry Schmidt

        Chief Financial Officer

Re: Purchase Sublimits for USBHM Mortgage Loans

Dear Terry:

Reference is made to the Master Repurchase Agreement, dated as of March 24, 2015, as amended pursuant to an Amendment dated June 24, 2015 (as so amended, the “MRA ”), between Guild Mortgage Company, LLC, Guild Mortgage Company (the “Sellers”) and U.S. BANK NATIONAL ASSOCIATION (the “Buyer”). Terms not otherwise expressly defined herein shall have the meanings set forth in the MRA.

Please sign and return a copy of this letter to evidence the agreement of the Sellers to the following:

1.    An Eligible Mortgage Loan that is a USBHM Mortgage Loan and would also be a different Type of Eligible Mortgage Loan (such as an Agency Conforming Mortgage Loan, Jumbo Mortgage Loan, Superjumbo Mortgage Loan, High LTV Mortgage Loan or Housing Finance Agency Mortgage Loan) shall be deemed to be a USBHM Mortgage Loan, and requirements in the MRA, and specifically Exhibit A to the MRA, that apply to such other Types of Eligible Mortgage Loans (Aggregate Purchase Sublimits, Valuation Percentages, and other requirements of the definitions thereof such as FICO score and loan to value requirements) shall not apply to such USBHM Mortgage Loans; provided, that the aggregate limit on Wet Loans shall continue to apply to USBHM Mortgage Loans and all other Purchased Mortgage Loans. This will permit the [***] Aggregate Purchase Sublimit to apply to all USBHM Mortgage Loans.

2.    The Aggregate Purchase Sublimit for Housing Finance Agency Mortgage Loans in Section A-3 of Exhibit A is reduced from [***] to [***].

3.    The warehouse ageing provision in Section A-4 of Exhibit A to the MRA is amended so that the number of days after Purchase Date for USBHM Mortgage Loans is 90 days (rather than 60 days).

Very truly yours,

U.S. Bank National Association

By:	/s/ Timothy C. Hayes
Timothy C. Hayes
Vice President

Guild Mortgage Company, LLC

Guild Mortgage Company

October 27, 2015

Agreed and acknowledged

Guild Mortgage Company, LLC
Guild Mortgage Company

By:	/s/ Terry Schmidt
Terry Schmidt
Chief Financial Officer